WILSHIRE VARIABLE INSURANCE TRUST SUMMARY PROSPECTUS MAY 1, 2013, AS SUPPLEMENTED NOVEMBER 1, 2013
International Equity Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2013, as supplemented November 1, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to advisor.wilshire.com/vit, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The International Equity Fund (the “Fund”) seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.47%
Acquired Fund Fees and Expenses	0.66%
Total Annual Fund Operating Expenses	1.85%
Less Fee Waivers**	(0.09%)
Net Annual Fund Operating Expenses	1.76%

*
Estimated based on expected allocation as of November 1, 2013. The Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Wilshire International Equity Fund. The Management Fee charged to the Fund (1.00%) is based on the average daily net assets of the Fund that are not invested in the Wilshire International Equity Fund. Accordingly, the Management Fee shown in the table is based on the Fund’s target allocation of 53% of assets invested in the Wilshire International Equity Fund. The Fund’s investments in the Wilshire International Equity Fund are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus.

**
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual management fee waiver agreement with Wilshire Variable Insurance Trust (the “Trust”) on behalf of the International Equity Fund to waive 0.20% of its management fee, based on the average daily net assets of the Fund that are not invested in the Wilshire International Equity Fund, to limit expenses of the International Equity Fund. This agreement to waive a portion of the management fee continues through at least April 30, 2014 or upon the termination of the Advisory Agreement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$184	$578	$997	$2,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund invests in companies, wherever organized, which do business primarily outside the United States and in other affiliated international companies, including the Wilshire International Equity Fund. As a matter of investment policy, the Fund expects to invest 0% to 55% of its assets in the Wilshire International Equity Fund. The Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The Fund may also invest in fixed-income securities of foreign governments and companies.

WIL-SM-011-0500

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies.  Thomas White International Ltd.  (“Thomas White”) and WCM Investment Management (“WCM”) each manage a portion of the Fund’s portfolio.  Thomas White employs a value strategy with respect to its portion of the Fund.  WCM’s international equity strategy employs a bottom-up approach that seeds to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show strong probability for superior future growth.

Principal Risks

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Wilshire International Equity Fund. Investing in the Fund involves the following principal risks:

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Fund or the Wilshire International Equity Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk. A principal risk of investing in the Fund and the Wilshire International Equity Fund is equity risk. This is the risk that the prices of stocks held by the Fund and the Wilshire International Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk. ETFs in which the Fund and the Wilshire International Equity Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities of the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Market Risk. For equity securities, stock market movements will affect the Fund’s or the Wilshire International Equity Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Wilshire International Equity Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. The equity and debt capital markets in the U.S. and elsewhere have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities.

In response to the crisis, the U.S. Government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could negatively impact the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Strategy Risk. The investment performance of the Fund and the Wilshire International Equity Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that the Fund’s and the Wilshire International Equity Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Fund’s and the Wilshire International Equity Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Multi-Managed Fund Risk. The Fund and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Fund and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Portfolio Turnover Risk. In the past, the Wilshire International Equity Fund has experienced high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Certain Wilshire funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 24.58% (quarter ended 6/30/09) and the lowest return for a quarter was -21.43% (quarter ended 9/30/11).

Average Annual Total Returns
(periods ended December 31, 2012)

	1 year	5 years	10 years
International Equity Fund	18.33%	-3.71%	6.03%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.32%	-3.69%	8.21%

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

WCM

Paul R. Black, President and co-CEO of WCM since December 2004 and Portfolio Manager of WCM’s portion of the Fund since 2013.

Peter J. Hunkel, Portfolio Manager and Business Analyst of WCM since 2007 and Portfolio Manager of WCM’s portion of the Fund since 2013.

Michael B. Trigg, Portfolio Manager and Business Analyst of WCM since 2006 and Portfolio Manager of WCM’s portion of the Fund since 2013.

Kurt E. Winrich, CFA, Chairman and co-CEO of WCM since 2004 and Portfolio Manager of WCM’s portion of the Fund since 2013.

Thomas White

Thomas S. White, Jr., Co-Founder, President and Chief Investment Officer of Thomas White and Portfolio Manager of the Fund. Mr. White has served as Portfolio Manager since 2007.

Wei Li, Ph.D, CFA, Executive Vice President and Director of Research of Thomas White and Portfolio Manager of the Fund. Dr. Li has served as Portfolio Manager since 2007.

Jinwen Zhang, Ph.D, CFA, Executive Vice President and Assistant Director of Research of Thomas White and Portfolio Manager of the Fund. Dr. Zhang has served as Portfolio Manager since 2007.

Douglas M. Jackman, CFA, Executive Vice President and Senior Research Officer of Thomas White and Portfolio Manager of the Fund. Mr. Jackman has served as Portfolio Manager since 2007.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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